Note 7 - Property and Equipment	12 Months Ended
Mar. 31, 2016
Notes to Financial Statements
Property, Plant and Equipment Disclosure [Text Block]
7.        PROPERTY AND EQUIPMENT

Property and equipment as of March 31, 2015 and 2016 consisted of the following:

	Thousands of Yen
	2015	2016

Data communications equipment	¥11,159,022	¥14,355,365
Office and other equipment	2,746,153	2,065,039
Land	537,889	537,889
Buildings	1,644,704	1,663,326
Leasehold improvements	3,798,172	3,904,189
Capitalized software	24,804,449	28,815,164
Assets under capital leases, primarily data communications equipment	24,271,434	28,328,721
Total	68,961,823	79,669,693
Less accumulated depreciation and amortization	(39,591,769)	(45,345,543)

Property and equipment—net	¥29,370,054	¥34,324,150

Depreciation and amortization expenses for property and equipment amounted to ¥8,359,907 thousand, ¥9,280,309 thousand and ¥9,533,541 thousand for the years ended March 31, 2014, 2015 and 2016, respectively.

The Company recorded net losses on sales or disposal of property and equipment of ¥83,487 thousand, ¥71,456 thousand and ¥27,950 thousand for the years ended March 31, 2014, 2015 and 2016, respectively, in “General and administrative” expenses in the Company’s consolidated statements of income.

The accumulated amortization for capitalized software were ¥15,298,591 thousand and ¥18,076,113 thousand for the years ended March 31, 2015 and 2016, respectively. The amortization expenses for capitalized software amounted to ¥2,343,155 thousand and ¥2,592,445 for the years ended March 31, 2015 and 2016, respectively. The weighted average amortization period for capitalized software is approximately 5.2 years. The estimated aggregate amortization expense of capitalized software for each of the next five years is as follows:

Year Ending March 31	Thousands of Yen
2017	¥2,990,683
2018	2,747,052
2019	2,048,524
2020	1,385,225
2021	840,041